UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                FORM 8-K

                              CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934


Date of Report (Date of earliest event reported): December 10, 2007


                           THE INTERGROUP CORPORATION
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               (Exact name of registrant as specified in its charter)


        Delaware                      1-10324              13-3293645
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(State or other jurisdiction        (Commission         (IRS Employer
 of incorporation)                  File Number)       Identification No.)


         820 Moraga Drive, Los Angeles, CA                90049
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       (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code: (310) 889-2500


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

    (a) On December 10, 2007, the Board of Directors of The InterGroup Corporation (the "Company") approved an amendment to the Company's By-Laws to permit the Company to issue uncertificated shares and record and transfer the ownership interests of its shareholders in book entry form. Such amendment was necessary for the Company to comply with new NASDAQ rules that require all listed securities to be eligible for direct share registration service by January 1, 2008. The Board also adopted amendments to the By-Laws to update means by which the Company can transmit notices of meetings.

The Company's Amended and Restated By-Laws, as amended by the Company's Board of Directors, are filed as Exhibit 3.1 to this Report.


ITEM 9.01.  Financial Statements and Exhibits.

    (d) Exhibits

    3.1 Amended and Restated By-Laws of The InterGroup Corporation, effective as of December 10, 2007.


                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE INTERGROUP CORPORATION


Dated: December 12, 2007                  By /s/ Michael G. Zybala
                                             -----------------------------
                                             Michael G. Zybala
                                             Asst. Secretary and Counsel

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                                 EXHIBIT INDEX

Exhibit No.                       Description
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3.1              Amended and Restated By-Laws of The InterGroup Corporation,
                 effective as of December 10, 2007.


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